UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2011 (February 23, 2011)

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	1-32886	73-0767549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 N. Independence Enid, Oklahoma		73701
(Address of principal executive offices)		(Zip Code)

(580) 233-8955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 23, 2011, Continental Resources, Inc. issued a press release announcing its fourth quarter and year ended 2010 financial and operating results and yearend oil and gas reserves. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.01	Regulation FD Disclosure

In the February 23, 2011 press release Continental Resources also announced its planned participation in the following research conferences:

March 8	Raymond James 32nd Annual Institutional Investors Conference, Orlando
March 30	Howard Weil 39th Annual Energy Conference, New Orleans
April 15	Platt’s Rockies Oil and Gas Conference, Denver

Presentation materials will be available on the Company’s web site.

In accordance with General Instruction B.2 to Form 8-K, the information being filed under Items 2.02 and 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

Exhibit Number	Description

99.1	Press release dated February 23, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC. (Registrant)

Dated: February 24, 2011

	By:	/s/ John D. Hart
John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated February 23, 2011